Supplement dated February 23, 1998 to the
                     Statement of Additional Information for
                     Pilgrim America MagnaCap Fund series of
                     Pilgrim America Investment Funds, Inc.
                             Dated November 1, 1997



         The third paragraph under "Performance Information - Performance Comparisons" on page 24 is hereby replaced with the following paragraph:

         Reports and promotional literature may also contain the following information: (1) a description of the gross national or domestic product and populations, including but not limited to, age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other Pilgrim America Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of the Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.